SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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Security Income Fund
Security Equity Fund
Security Large Cap Value Fund
Security Mid Cap Growth Fund
Security Cash Fund
SBL Fund

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Security Cash Fund, Security Equity Fund, Security Income Fund,
Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(Toll-Free) 1-800-888-2461

Notice of Annual Meeting of Shareholders
To be held on November 4, 2005

To The Shareholders:

Notice is hereby given that an annual meeting of shareholders of the Security Cash Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund (each a “Fund” and collectively the “Security Funds” or “Funds”) will be held on Friday, November 4, 2005, at 1:00 p.m. (local time), at the executive offices of the Funds, One Security Benefit Place, Topeka, Kansas 66636, or any adjournment(s) or postponement(s) thereof (the “Meeting”), for the following purposes:

1.	To elect seven directors to serve on the Board of Directors of each Fund until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

2.	To consider and act upon any other business as may properly come before the Meeting.

The matters referred to above are discussed in detail in the proxy statement attached to this notice. Each Fund’s Board of Directors has fixed the close of business on September 6, 2005 as the record date for determining shareholders entitled to notice of, and to vote at, the Meeting. Each share of a Fund is entitled to one vote, with fractional votes for fractional shares.

Regardless of whether you plan to attend the Meeting in person, please complete, date, sign and return the enclosed proxy card in the enclosed postage prepaid envelope. All properly executed proxy cards must be received by 9:00 a.m. on November 4, 2005. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

By Order of the Board of Directors,

/s/ Amy J. Lee
Secretary
Security Funds

Your vote is very important to us regardless of the number of votes you hold. Shareholders who do not expect to attend the meeting are requested to complete, sign, date and return the accompanying proxy in the enclosed envelope, which needs no postage if mailed in the United States. It is important that the proxy be returned promptly.

For your convenience, you may also vote by telephone or via the internet by following the enclosed instructions. If you vote by telephone or via the internet, please do not return your proxy unless you elect to change your vote. The Board of Directors unanimously recommends that you vote “For” Proposal 1.

PROXY STATEMENT

Security Cash Fund, Security Equity Fund, Security Income Fund,
Security Large Cap Value Fund, Security Mid Cap Growth Fund, SBL Fund
One Security Benefit Place
Topeka, KS 66636-0001
(Toll-Free) 1-800-888-2461

Notice of Annual Meeting of Shareholders
To be held on November 4, 2005

This Proxy Statement and enclosed proxy card are being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board” or “Directors”) of each of the Security Cash Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund (each a “Fund” and collectively the “Security Funds” or “Funds”) for use at the annual meeting of shareholders of each Fund to be held on Friday, November 4, 2005, at 1:00 p.m., local time, at the executive offices of the Funds, One Security Benefit Place, Topeka, Kansas 66636, and any adjournment(s) or postponement(s) thereof (the “Meeting”). The Board is soliciting proxies from shareholders of the Fund with respect to the proposals set forth in the accompanying notice.

It is anticipated that this Proxy Statement and the accompanying Notice and proxy card will first be mailed to shareholders on or about September 30, 2005. In addition to solicitations of proxies by mail, proxy solicitations may also be made by telephone, email or personal interviews conducted by officers of the Fund, regular employees of Security Management Company, LLC (“SMC”) (the Fund’s investment adviser), or other representatives of SMC or the Fund.

PROPOSAL 1
ELECTION OF BOARD OF DIRECTORS

Shareholders are asked to consider the election of seven nominees (each a “Nominee”) as Directors of the Fund. Four of the Nominees, Donald A. Chubb, Jr., Penny A. Lumpkin, Maynard F. Oliverius and John D. Cleland, have previously been elected as Directors by Fund shareholders. Two of the other Nominees, Harry W. Craig, Jr. and Michael G. Odlum, previously were appointed Directors by the Board based on their qualifications and experience, among other factors. One of the Nominees, Jerry B. Farley, has recently been nominated by the Directors to serve on the Board, subject to shareholder approval.

A Nominee is deemed to be “independent” to the extent the Nominee is not an “interested person” of the Fund, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (an “Independent Nominee” or “Independent Director”). Two Nominees out of seven, Michael G. Odlum and John D. Cleland, are considered to be “interested persons” of the Fund because of their respective current and former employment with the Fund’s investment adviser and an affiliate of the Fund’s investment adviser. Each of the other Nominees is considered an “Independent Nominee.” Together, the Nominees will comprise the entire Board of the Fund and serve until their successors have been duly elected and qualified, or until their earlier resignation or removal.

Information about the Board, the Nominees and Fund Officers

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund’s business. The Directors serve on the Board for terms of indefinite duration. A Director’s position in that capacity will terminate if he or she is removed, resigns or becomes incapacitated. In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, subject to the provisions of the 1940 Act.

Listed below, for each Nominee, are the name, address, age, position and length of service with the Fund, principal occupations during the past five years, the number of portfolios in the Fund’s complex overseen, and any other directorships held by the Nominee.

Independent Nominees:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Security Funds Complex Overseen by Director	Other Directorships Held by Director
Donald A. Chubb, Jr. (Age 58) 2222 SW 29th Street Topeka, KS 66611	Director	Since 1994	Business Broker and Manager, Griffith & Blair, Inc. (Real Estate)	35	None
Harry W. Craig, Jr. (Age 66) 1737 SW 42nd Street Topeka, KS 66609	Director	Since 2004	CEO, Secretary and Director, Martin Tractor Company, Inc. (Caterpillar Dealer); President and Director, The Martin Company, Inc. (Investments)	35	None
Jerry B. Farley (Age 59) 1700 SW College Avenue Topeka, KS 66606	Director	N/A	President of Washburn University	35	None
Penny A. Lumpkin (Age 66) 3616 Canterbury Town Rd. Topeka, KS 66610	Director	Since 1993	President, Vivian’s Gift Shop (Corporate Retail); Partner, PLB (Real Estate Development, Management and Small Business Consulting)	35	None
Maynard F. Oliverius (Age 61) 1500 SW 10th Avenue Topeka, KS 66604	Director	Since 1998	President and Chief Executive Officer, Stormont-Vail Healthcare.	35	None

Interested Nominees:2

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in the Security Funds Complex Overseen by Director	Other Directorships Held by Director
John D. Cleland (Age 69) One Security Benefit Place Topeka, KS 66636-0001	Chairman of the Board and Director	Since 1991 (Director) / Since 2000 (Chairman)	Retired. Prior to January 1, 2003, Senior Vice President, Security Benefit Life Insurance Company and Security Management Company, LLC	35	None
Michael G. Odlum (Age 53) One Security Benefit Place Topeka, KS 66636-0001	Director and President	Since 2004	President and Managing Member Representative, Security Management Company, LLC; Senior Vice President and Chief Investment Officer, Security Benefit Life Insurance Company. Prior to February 2004, President and Director, Allied Investment Advisors, Inc. Prior to January 2001, Principal, The Vanguard Group	35	None
________________________________
1 Directors serve indefinitely until their successors are duly elected and qualified.

2 These directors are deemed to be “interested persons” of the Fund under the 1940 Act. Mr. Cleland is an interested person by reason of his former positions with the Fund’s investment adviser, SMC, and an affiliate of SMC, and Mr. Odlum by reason of his current positions with SMC and an affiliate of SMC.

The Boards of Directors of Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund held six meetings in the fiscal year ended September 30, 2004. The Boards of Directors of SBL Fund and Security Cash Fund held four meetings, and Security Income Fund held six meetings, in the fiscal year ended December 31, 2004. Each current director standing for election attended all of the meetings, except Mr. Craig who missed one special meeting of Security Income Fund and Mr. Odlum who attended all meetings after his appointment to the Board in May 2004.

Officers:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Steven M. Bowser (Age 44) One Security Benefit Place Topeka, KS 66636-0001	Vice President
Since 1997 for Security Income Fund; since 1998 for SBL Fund; since 2003 for Security Equity Fund; and since 2005 for Security Cash Fund, Security Large Cap Value Fund, and Security Mid Cap Growth Fund
Vice President and Senior Portfolio Manager, Security Management Company, LLC; Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company.
Christi Fletcher (Age 33) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2005 for each of the Funds	Vice President, Security Funds. Prior to 2004, Credit Analyst/Portfolio Manager, Horizon Cash Management.
Brenda M. Harwood (Age 41) One Security Benefit Place Topeka, KS 66636-0001	Treasurer and Chief Compliance Officer	Treasurer since 1988 and Chief Compliance Officer since 2004 for each of the Funds
Vice President, Chief Compliance Officer and Treasurer, Security Management Company, LLC; Assistant Vice President, Security Benefit Life Insurance Company; Vice President and Director, Security Distributors, Inc.

Richard J. King (Age 46) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2005 for each of the Funds	Vice President and Head of Fixed Income Asset Management, Security Management Company, LLC and Security Benefit Life Insurance Company. Prior to 2005, Head of Portfolio Management, INVESCO.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Mark Lamb (Age 45) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2003 for Security Equity Fund and SBL Fund; since 2005 for Security Cash Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund	Vice President, Security Management Company, LLC and Security Benefit Life Insurance Company. Prior to 2001, Director - Investment Risk, ARM Financial Group.
Amy J. Lee (Age 44) One Security Benefit Place Topeka, KS 66636-0001	Secretary	Since 1987 for each of the Funds	Secretary, Security Management Company, LLC and Security Distributors, Inc.; Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company.
Mark Mitchell (Age 41) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2003 for Security Equity Fund and SBL Fund; since 2005 for Security Cash Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund	Vice President and Portfolio Manager, Security Management Company, LLC. Prior to 2002, Vice President, Portfolio Manager, US Equities, GE Investments.
Michael G. Odlum (Age 53) One Security Benefit Place Topeka, KS 66636-0001	President and Director	Since 2004 for each of the Funds
President and Managing Member Representative, Security Management Company, LLC; Senior Vice President and Chief Investment Officer, Security Benefit Life Insurance Company. Prior to February 2004, President and Director, Allied Investment Advisors, Inc. Prior to January 2001, Principal, The Vanguard Group.

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Christopher L. Phalen (Age 34) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2002 for Security Income Fund and SBL Fund; since 2005 for Security Cash Fund, Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund	Assistant Vice President and Portfolio Manager, Security Management Company, LLC and Security Benefit Life Insurance Company.
James P. Schier (Age 47) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 1997 for Security Equity Fund and SBL Fund; since 1998 for Security Mid Cap Growth Fund; since 2005 for Security Income Fund, Security Large Cap Value Fund and Security Cash Fund	Vice President and Senior Portfolio Manager, Security Management Company, LLC; Vice President, Security Benefit Life Insurance Company

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) during the Past 5 Years
Cindy L. Shields (Age 38) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 1988 for Security Equity Fund and SBL Fund; since 2005 for Security Cash Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund	Vice President - Head of Equity Asset Management, Security Management Company, LLC and Security Benefit Life Insurance Company
David G. Toussaint (Age 38) One Security Benefit Place Topeka, KS 66636-0001	Vice President	Since 2001 for Security Income Fund and SBL Fund; since 2005 for Security Cash Fund, Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund	Assistant Vice President and Portfolio Manager, Security Management Company, LLC and Security Benefit Life Insurance Company.
Christopher D. Swickard (Age 39) One Security Benefit Place Topeka, KS 66636-0001	Assistant Secretary	Since 1996 for each of the Funds	Assistant Secretary, Security Management Company, LLC; Second Vice President and Assistant Counsel, Security Benefit Life Insurance Company.
____________________________
1 Officers serve until their successors are duly elected and qualified.

Fund Shares Owned by Nominees. The following table shows the dollar amount range of each Nominee’s “beneficial ownership” of shares of each Fund and in the aggregate across all funds in the Security Funds family of investment companies as of September 1, 2005. Dollar amount ranges disclosed are set forth as established by the Securities and Exchange Commission (the “SEC” or the “Commission”). “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (“1934 Act”).

Independent Nominees:

Name of Director	Name of Fund	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
Donald A. Chubb, Jr.	Security Cash Fund	$1 - 10,000	$100,000+
	Security Equity Fund	50,001 - 100,000
	Security Income Fund	1 - 10,000
	Security Large Cap Value Fund	1 - 10,000
	Security Mid Cap Growth Fund	10,001 - 50,000
	SBL Fund	None
Harry W. Craig, Jr.	Security Cash Fund	1 - 10,000	10,001 - 50,000
	Security Equity Fund	None
	Security Income Fund	10,001 - 50,000
	Security Large Cap Value Fund	None
	Security Mid Cap Growth Fund	None
	SBL Fund	None
Jerry B. Farley	Security Cash Fund	None	None
	Security Equity Fund	None
	Security Income Fund	None
	Security Large Cap Value Fund	None
	Security Mid Cap Growth Fund	None
	SBL Fund	None
Penny A. Lumpkin	Security Cash Fund	1 - 10,000	50,001 - 100,000
	Security Equity Fund	50,001 - 100,000
	Security Income Fund	1 - 10,000
	Security Large Cap Value Fund	1 - 10,000
	Security Mid Cap Growth Fund	1 - 10,000
	SBL Fund	None
Maynard Oliverius	Security Cash Fund	10,001 - 50,000	100,000+
	Security Equity Fund	100,000+
	Security Income Fund	100,000+
	Security Large Cap Value Fund	None
	Security Mid Cap Growth Fund	None
	SBL Fund	None

Interested Nominees:

Name of Director	Name of Fund	Dollar Range of Equity Securities in Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Director in Family of Investment Companies
John D. Cleland	Security Cash Fund	$1 - 10,000	$100,000+
	Security Equity Fund	100,000+
	Security Income Fund	None
	Security Large Cap Value Fund	10,001 - 50,000
	Security Mid Cap Growth Fund	50,001 - 100,000
	SBL Fund	None
Michael G. Odlum	Security Cash Fund	1 - 10,000	100,000+
	Security Equity Fund	100,000+
	Security Income Fund	100,000+
	Security Large Cap Value Fund	1 - 10,000
	Security Mid Cap Growth Fund	100,000+
	SBL Fund	None

As of September 1, 2005, the Fund’s officers and directors (as a group) beneficially owned less than one percent of the outstanding shares of the Fund.

Beneficial Ownership by Independent Nominees in Certain Affiliates. As of September 1, 2005, each Independent Nominee, along with his or her immediate family members, beneficially owned no shares of affiliates of the Fund, its adviser and its principal underwriter.

Remuneration Of Directors And Others

The Directors, except those Directors who are “interested persons” of the Fund, receive from the Security Funds an annual retainer of $30,000 and a fee of $4,500 per meeting, plus reasonable travel costs, for each meeting of the Board attended. In addition, certain Directors who are members of the Funds’ Audit Committee and Nominating Committee receive a fee of $3,000 per committee meeting and reasonable travel costs for each meeting of the Fund’s Audit Committee or Nominating Committee attended.

SBL Fund pays $15,000 of the annual retainer and each of the other Funds pays $2,500 of the retainer. Each Fund pays its respective share of per meeting fees, including committee meeting fees, and travel costs based on relative net assets. SMC compensates its employees, officers and directors who may also serve as officers or directors of the Fund. The Fund does not pay any fees to, or reimburse expenses of, Directors who are considered “interested persons” of the Fund.

The aggregate compensation paid by the Fund to each of the Independent Directors during the fiscal years ended September 30, 2004 and December 31, 2004, and the aggregate compensation paid to each of the Directors during calendar year 2004 by all seven of the registered investment companies to which the investment adviser provides investment advisory services (collectively, the “Security Fund Complex”), are set forth below. Each of the Directors is a Director of each of the other registered investment companies in the Security Fund Complex.

Aggregate Compensation from each Fund

	Aggregate Compensation from each Fund
Independent Directors of the Fund	Security Cash[1]	Security Equity[2]	Security Income, not including Capital Preservation Series[1]	Security Income, Capital Preservation Series[2]	Security Large Cap Value[2]	Security Mid Cap Growth[2]	SBL Fund[1]
Donald A. Chubb, Jr.	$5,083	$5,083	$1,363	$8,334	$5,084	$5,084	$30,500
Harry W. Craig, Jr.	4,708	4,708	1,272	2,427	4,709	4,709	28,250
Jerry B. Farley*	0	0	0	0	0	0	0
Penny A. Lumpkin	5,083	5,083	1,363	8,334	5,084	5,084	30,500
Maynard Oliverius	5,083	5,083	1,363	8,202	5,084	5,084	30,500
1. Fees paid by the Fund during the fiscal year ended December 31, 2004. 2. Fees paid by the Fund during the fiscal year ended September 30, 2004.

Independent Directors of the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Security Fund Complex, Including the Fund[3]
Donald A. Chubb, Jr.	$0	$0	$68,500
Harry W. Craig, Jr.	0	0	60,250
Jerry B. Farley*	0	0	0
Penny A. Lumpkin	0	0	68,500
Maynard Oliverius	0	0	68,500
3. Total compensation received from all seven of the Funds in the Security Fund Complex during calendar year 2004.

* Mr. Farley was not a director of the Funds during the period shown.

Board Standing Committees

Audit Committee — The Board has an Audit Committee, the purpose of which is to meet with the independent auditors to review the work of the auditors, and to oversee the handling by the investment adviser of the accounting functions for the Fund. The Audit Committee currently consists of the following Independent Directors: Messrs. Chubb, Craig and Oliverius and Ms. Lumpkin. Ms. Lumpkin is the Chairman of the Audit Committee. The Board has determined that Maynard Oliverius qualifies to serve as Audit Committee financial expert (as that term is defined for legal purposes). The Audit Committee held two meetings during SBL Fund, Security Cash Fund and Security Income Fund’s fiscal year ended December 31, 2004 and during Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund’s fiscal year ended September 30, 2004.

Nominating Committee — The Board has established a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Director vacancies on the Board. The Board has adopted a written charter for the Fund’s Nominating Committee, attached as Appendix A to this Proxy Statement, which describes the minimum qualifications that are desired in a Nominee for a position on the Board and describes the qualities or skills that a Nominee should possess. Other, more specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Board, the Committee may consider nominations from shareholders of the Funds. Pursuant to the requirements set forth in Section B.4.(a), (b) and (c) of the Fund’s Nominating Committee charter, shareholders may submit for the Committee’s consideration recommendations regarding potential nominees for service on the Board. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

The Committee will consider all submissions meeting the applicable requirements as stated in the Nominating Committee charter that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

The Nominating Committee consists of Messrs. Chubb, Craig and Oliverius and Ms. Lumpkin, each of whom is an Independent Director. Mr. Chubb is the Chairman of the Nominating Committee. During the calendar year ended December 31, 2004, the Nominating Committee held one meeting.

Evaluation by the Board

At a meeting of the Board held on August 12, 2005, the Board, including the Independent Directors, agreed that the nomination of the Nominees was in the best interest of the Fund and shareholders, and should be submitted to shareholders for approval. In determining whether it was appropriate to recommend approval by shareholders, the Board reviewed information that it believed appropriate to reach its decision, including the recently-adopted SEC requirements concerning Board governance. The Directors recommended that shareholders vote for the Nominees on the basis of the following considerations, among others:

•	Each of the Nominees has had a distinguished career and has the professional experience and the background necessary to make valuable contributions to the Board.

•
With regard to the Nominees who previously served on the Board, the Board noted that each of the current Directors has the background, experience and working knowledge of the Fund and has, during his or her current tenure as Director, brought, and is expected to continue to bring, a wide range of expertise to the Board and the oversight of the Fund.

•
With respect to its nomination of Jerry B. Farley, the Board considered reports regarding the qualifications and experience of Mr. Farley. The Board noted, among other things, Mr. Farley has a good understanding of internal controls and procedures for financial reporting and has experience working with financial statements. In particular, the Board noted Mr. Farley brings valuable management and other business experience as president of an educational institution.

In reaching its decision to recommend election of the Nominees, the Board did not identify any single factor as being of paramount importance. Accordingly, after consideration of the above factors, and such other factors and information it considered relevant, the Board voted to nominate the Nominees and recommend election of the Nominees by the Fund’s shareholders.

Each of the Nominees has indicated his or her willingness to serve as Director if elected. The Board knows of no reason why the Nominees would be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substituted Nominee as the Board may recommend.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL OF THE NOMINEES TO THE FUNDS’ BOARD OF DIRECTORS.

OTHER BUSINESS

The Directors do not know of any matters to be presented at the Meeting other than those set forth in this proxy statement. If other business should properly come before the Meeting, proxies will be voted in accordance with the judgment of the persons named in the accompanying proxy.

VOTING INFORMATION

Proxy Solicitation

The principal solicitation of proxies will be by the mailing of this Proxy Statement, but proxies may also be solicited by telephone and/or in person by representatives of SMC or its affiliate(s), or InvestorConnect™, a private proxy services firm. If we have not received your vote as the date of the Meeting approaches, you may receive a call from InvestorConnect™ to ask for your vote. Arrangements will be made with brokerage houses and other custodians, nominees, and fiduciaries to forward proxies and proxy materials to their principals.

The estimated cost of retaining InvestorConnect™ is as follows for each Fund: Security Cash Fund - $6,500; Security Equity Fund - $175,000; Security Income Fund - $70,000; Security Large Cap Value Fund - $7,500; Security Mid Cap Growth Fund - $31,000; and SBL Fund - $450,000. The costs of the Meeting, including the preparation and mailing of the Notice, Proxy Statement and proxy, and the solicitation of proxies, including reimbursements to broker-dealers and others who forwarded proxy materials to their clients, will be borne by the Funds.

Shareholder Voting

Shareholders of record at the close of business on September 6, 2005 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were issued and outstanding 46,248,142.780 shares of Security Cash Fund; 102,158,547.654 shares of Security Equity Fund; 59,104,940.171 shares of Security Income Fund; 8,404,702.016 shares of Security Large Cap Value Fund; 18,371,376.014 shares of Security Mid Cap Growth Fund; and 200,308,640.739 shares of SBL Fund, representing an equal number of votes.

The persons owning of record or beneficially 5% or more of the outstanding shares of any Fund as of the Record Date, are set forth in Appendix B. As of September 1, 2005, the Fund’s Directors and officers, as a group, owned less than 1% of the outstanding shares of any Fund.

The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund on the Record Date is required to constitute a quorum at the Meeting, and therefore must be present for the transaction of business at the Meeting. Shares held by shareholders present in person or represented by proxy at the Meeting will be counted both for the purposes of determining the presence of a quorum and for calculating the votes cast on the issues before the Meeting.

Abstentions and “broker non-votes” are counted as shares eligible to vote at the Meeting in determining whether a quorum is present, but do not represent votes cast with respect to the proposal. “Broker non-votes” are shares held by a broker or nominee as to which instructions have not been received from the beneficial owners or persons entitled to vote, and the broker or nominee does not have discretionary voting power.

In the event that a quorum is not present at the Meeting, or a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or to obtain the vote required for approval of one or more proposals. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against any such adjournment. A shareholder vote may be taken prior to any adjournment of the Meeting on any proposal for which there are sufficient votes for approval, even though the Meeting is adjourned as to other proposals.

In order that your shares may be represented at the Meeting, you are requested to vote your shares by mail, the Internet, or by telephone by following the enclosed instructions. If you wish to participate in the Meeting, please submit the proxy card(s) originally sent with the Proxy Statement or attend the Meeting in person. Any proxy given by a shareholder, whether in writing, by telephone or via the Internet, is revocable. A shareholder may revoke the proxy at any time prior to its use by filing with the Fund a written revocation or a duly executed proxy card bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. However, attendance in-person at the Meeting, by itself, will not revoke a previously tendered proxy. If you vote by telephone or the Internet, please do not return your proxy card(s), unless you later elect to change your vote.

Vote Required

In the election of directors, each shareholder is entitled to vote that number of shares owned as of the record date multiplied by the number of Directors to be elected. A shareholder may cast all such votes for a single director or distribute them among two or more directors. This method of voting for the election of directors is commonly known as “cumulative voting.”

With regard to approval of Proposal 1, election of Directors, a plurality of the combined votes cast at the meeting by the shareholders of the Fund is sufficient to approve the election of a Director.

ADDITIONAL INFORMATION

Shareholder Communications with the Board

Shareholders may mail written communications to the Board, addressed to the care of the Secretary of the Fund, at the Fund’s address. Each shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the full name of the Fund to which it relates, and (iii) identify the class (if applicable) held by the shareholder. The Secretary is responsible for collecting, reviewing and organizing all properly submitted shareholder communications. Except as provided below, with respect to each properly submitted shareholder communication, the Secretary will either (i) provide a copy of the communication to the Board at the next regularly scheduled Board meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because the communication, among other things, (i) does not reasonably relate to the Fund or its operations, management activities, policies, service provider, Board, officers, shareholders or other matters relating to an investment in the Fund, or (ii) is ministerial in nature (such as a request for Fund literature, share data or financial information). The Fund does not have a policy with regard to attendance at the Fund’s annual meeting.

Information on Independent Registered Public Accounting Firm

Ernst & Young LLP (“E&Y”) has been selected by the Board as the Fund’s independent registered public accounting firm to examine the financial statements of the Fund for the fiscal year ending September 30, 2005 for Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund and ending December 31, 2005 for SBL Fund, Security Cash Fund and Security Income Fund. Representatives from E&Y are not expected to attend the Meeting or be available to respond to questions during the Meeting, but they will have the opportunity to issue a statement in advance of the Meeting if they desire to do so.

The following table sets forth the aggregate fees billed for professional services rendered by E&Y to the Fund during the two most recent fiscal years.

Fiscal Year Ended	Fund	Audit Fees	Audit-Related Fees[1]	Tax Fees	All Other Fees	Totals
December 31, 2004	Security Cash	$ 8,000	$0	$ 2,000	$0	$ 10,000
December 31, 2003	Security Cash	$ 7,000	$0	$ 1,000	$0	$ 8,000
December 31, 2004	Security Income, excluding Capital Preservation Series	$ 37,000	$4,000	$ 6,000	$0	$ 47,000
December 31, 2003	Security Income, excluding Capital Preservation Series	$ 15,000	$1,000	$ 4,000	$0	$ 20,000
September 30, 2004	Security Income, Capital Preservation Series only	$ 16,000	$0	$ 4,000	$0	$ 20,000
September 30, 2003	Security Income, Capital Preservation Series only	$ 15,000	$0	$ 4,000	$0	$ 19,000
September 30, 2004	Security Equity	$122,000	$3,000	$42,000	$0	$167,000
September 30, 2003	Security Equity	$ 98,000	$3,000	$18,000	$0	$119,000
September 30, 2004	Security Large Cap Value	$ 9,000	$0	$ 3,000	$0	$ 12,000
September 30, 2003	Security Large Cap Value	$ 7,000	$0	$ 2,000	$0	$ 9,000
September 30, 2004	Security Mid Cap Growth	$ 17,000	$1,000	$ 8,000	$0	$ 26,000
September 30, 2003	Security Mid Cap Growth	$ 12,000	$1,000	$ 1,000	$0	$ 14,000
December 31, 2004	SBL Fund	$303,000	$5,000	$47,000	$0	$355,000
December 31, 2003	SBL Fund	$241,000	$8,000	$23,000	$0	$272,000
1. Audit-related fees include fees for review of Fund semiannual reports.

All of the services described in the table above were approved by the Audit Committee pursuant to its pre-approval policies and procedures listed below.

Non-Audit Services

For the fiscal years ended 2004 and 2003, E&Y provided non-audit services (other than tax services) to the Fund’s investment adviser (SMC) in the amount of $18,000 and $14,000, respectively.

Pre-approval Policies and Procedures

The pre-approval policies and procedures of the Fund contained in the Fund’s Audit Committee charter and Audit and Non-Audit Services Pre-Approval Policy require that the Fund’s Audit Committee pre-approve all audit services and non-audit services provided by E&Y or any other independent public accountant engaged by the Fund (the “Auditor”). The Audit Committee must pre-approve any engagement of the Auditor to provide non-audit services to (i) the Fund’s investment adviser, and (ii) any entity controlling, controlled by, or under common control with the Fund’s investment adviser that provides ongoing services to the Fund (entities in (i) and (ii), hereinafter “Service Affiliates”) if the services directly relate to the operations and financial reporting of the Fund (“Covered Non-Audit Services”). The policies and procedures permit the Audit Committee to pre-approve the provision of types or categories of non-audit services to the Fund and Covered Non-Audit Services to the Service Affiliates. The Chairman of the Audit Committee is authorized to give such pre-approvals on behalf of the Audit Committee. The Audit Committee charter and Audit and Non-Audit Services Pre-Approval Policy are attached hereto as Appendix C.

The Audit Committee approved 100% of the audit and non-audit fees listed in the table and under “Non-Audit Services” above.

Investment Adviser, Administrator and Principal Underwriter

SMC, the Fund’s investment adviser and administrator, is located at One Security Benefit Place, Topeka, KS 66636-0001. The principal underwriter/distributor, Security Distributors, Inc., is located at One Security Benefit Place, Topeka, KS 66636-0001. SMC and Security Distributors, Inc. are affiliates of each other.

Shareholder Reports

Shareholders can find important information about the Fund in the Annual Report dated December 31, 2004 and Semiannual report dated June 30, 2005 for Security Cash Fund, Security Income Fund and SBL Fund, and the Annual Report dated September 30, 2004 and Semiannual report dated March 31, 2005 for Security Equity Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund.  You may obtain a copy of the Fund’s Annual Report and Semiannual Report without charge by writing to the Fund at the address above or by calling the Fund at 1-800-888-2461.

Shareholder Proposals.

As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting (if any) should send their written proposals to the secretary of the Fund, One Security Benefit Place, Topeka, KS 66636-0001.

Proposals must be received a reasonable time prior to the date of a meeting of shareholders to be considered for inclusion in the proxy materials for a meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. Persons named as proxies for any subsequent shareholders’ meeting will vote in their discretion with respect to proposals submitted on an untimely basis.

To ensure the presence of a quorum at the Meeting, prompt execution and return of the enclosed proxy is requested. A self-addressed, postage-paid envelope is enclosed for your convenience.

By Order of the Board of Directors,

/s/ Amy J. Lee
Secretary
Security Funds

September 27, 2005

APPENDIX A

SECURITY FUNDS

NOMINATING COMMITTEE CHARTER

A.      Committee Membership

1.
The Nominating Committee (“Committee”) of the Security Funds shall be composed solely of Directors who are not “interested persons” of the Funds as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”) (“Independent Directors”). Other Board members, while not serving as members of the Committee, may participate in the nominating process by identifying and recommending potential candidates to the Committee for its consideration, and by otherwise assisting the Committee in the discharge of its responsibilities. In addition, the investment advisers and other service providers of the Funds may suggest Director candidates (including Independent Director candidates) for service on the Boards, and may provide administrative assistance in the selection and nomination process.

B.      Board Nominations and Functions

1.
In the event of any vacancies on a Board, the Committee shall oversee the process for the identification, evaluation and nomination of potential candidates to serve on the Board. The Committee may solicit suggestions for nominations from any source it deems appropriate.

2.
The Committee shall evaluate candidates’ qualifications for Board membership, and, with respect to nominees for Independent Director membership, their independence from the Funds’ investment advisers and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the 1940 Act that might impair the independence of a prospective Independent Director.

3.
In assessing the qualifications of a potential candidate for membership on the Boards, the Committee may consider the candidate’s potential contribution to the operation of the Boards and their committees, and such other factors as it may deem relevant. Specific desired qualities of Independent Director candidates are set forth in Schedule A to this Charter. All equally qualified nominees will be treated equally in consideration by the Nominating Committee. No person shall be qualified to be a Board member unless the Committee, in consultation with legal counsel, has determined that such person, if elected as a Director, would not cause the Funds to be in violation of or not in compliance with (a) applicable law, regulation or regulatory interpretation, (b) their organizational documents, or (c) any policy adopted by the Board regarding either the retirement age of any Board member or the percentage of the Board that would be composed of Independent Directors.

4.
While the Committee is solely responsible for the selection and nomination of potential candidates to serve on the Boards, the Committee may consider nominations from shareholders of the Funds. Shareholders may submit for the Committee’s consideration, recommendations regarding potential nominees for service on the Boards. Each eligible shareholder or shareholder group may submit no more than one nominee each calendar year.

(a)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the nominee:

	(i)	The nominee must satisfy all qualifications provided herein and in the Funds’ organizational documents, including qualification as a possible Independent Director if the nominee is to serve in that capacity.

	(ii)	The nominee may not be the nominating shareholder, a member of the nominating shareholder group or a member of the immediate family of the nominating shareholder or any member of the nominating shareholder group.

	(iii)	Neither the nominee nor any member of the nominee’s immediate family may be currently employed or employed within the year prior to the nomination by any nominating shareholder entity or entity in a nominating shareholder group.

	(iv)	Neither the nominee nor any immediate family member of the nominee is permitted to have accepted directly or indirectly, during the year of the election for which the nominee’s name was submitted, during the immediately preceding calendar year, or during the year when the nominee’s name was submitted, any consulting, advisory, or other compensatory fee from the nominating shareholder or any member of a nominating shareholder group.

	(v)	The nominee may not be an executive officer, director or person fulfilling similar functions of the nominating shareholder or any member of the nominating shareholder group, or of an affiliate of the nominating shareholder or any such member of the nominating shareholder group.

	(vi)	The nominee may not control the nominating shareholder or any member of the nominating shareholder group (or, in the case of a holder or member that is a fund, an interested person of such holder or member as defined by Section 2(a)(19) of the 1940 Act).

	(vii)	A shareholder or shareholder group may not submit for consideration a nominee which has previously been considered by the Committee.

(b)	In order for the Committee to consider shareholder submissions, the following requirements must be satisfied regarding the shareholder or shareholder group submitting the proposed nominee:

	(i)	Any shareholder or shareholder group submitting a proposed nominee must beneficially own, either individually or in the aggregate, more than 5% of a Fund’s (or a series thereof) securities that are eligible to vote both at the time of submission of the nominee and at the time of the Board member election. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the meeting. The nominating shareholder or shareholder group must also bear the economic risk of the investment.

	(ii)	The nominating shareholder or shareholder group must also submit a certification which provides the number of shares which the person or group has (a) sole power to vote or direct the vote; (b) shared power to vote or direct the vote; (c) sole power to dispose or direct the disposition of such shares; and (d) shared power to dispose or direct the disposition of such shares. In addition the certification shall provide that the shares have been held continuously for at least two years.

(c)	Shareholders or shareholder groups submitting proposed nominees must substantiate compliance with the above requirements at the time of submitting their proposed nominee as part of their written submission to the attention of the Funds’ Secretary, who will provide all submissions to the Committee. This submission to the Funds must include:

	(i)	the shareholder’s contact information;

	(ii)	the nominee’s contact information and the number of applicable Fund shares owned by the proposed nominee;

	(iii)	all information regarding the nominee that would be required to be disclosed in solicitations of proxies for elections of directors required by Regulation 14A under the Securities Exchange Act; and

	(iv)	a notarized letter executed by the nominee, stating his or her intention to serve as a nominee and be named in a Fund’s proxy statement, if so designated by the Committee and the Fund’s Board.

The Committee will consider all submissions meeting the applicable requirements stated herein that are received not earlier than January 1 of the most recently completed calendar year. It shall be in the Committee’s sole discretion whether to seek corrections of a deficient submission or to exclude a nominee from consideration.

5.
The Committee shall evaluate as necessary the operations and effectiveness of the Board as a whole and shall evaluate the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board.

C.      Committee Nominations

1.	The Committee shall make nominations for membership on all committees and shall review Board committee assignments as necessary.

2.
The Committee shall review as necessary the responsibilities of any committee of the Boards, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized. The Committee shall make recommendations for any such action to the full Boards.

D.      Other Powers and Responsibilities

1.	The Committee shall meet as necessary in connection with any vacancy on or addition to a Board, and otherwise from time to time as it deems appropriate to perform its responsibilities.

2.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the ability to engage and compensate from Fund assets third party consultants to assist with identification and evaluation of potential Independent Directors.

3.	The Committee shall recommend to the Boards any revisions or modifications to this Charter that the Committee deems necessary or appropriate to the effective exercise of its responsibilities.

SCHEDULE A

RESPONSIBILITIES AND DESIRED QUALITIES
OF INDEPENDENT DIRECTORS

Primary Responsibilities

The Independent Director’s primary responsibility is management oversight of the Funds on behalf of shareholders. Diverse responsibilities include review and negotiation of contractual arrangements with management and other service providers; and oversight and review of service provider performance, investment performance, compliance, shareholder services and communication with shareholders.

Personal Attributes

•	Public or private sector stature sufficient to instill confidence.
•	High personal and professional integrity.
•	Good business sense.
•	Able to commit the necessary time to prepare for and attend meetings.
•	Not financially dependent on director retainer and meeting fees.

Skills, Experience and Qualifications for decision making

•	General understanding of financial issues, investing, financial markets and technology.
•	General understanding of balance sheets and operating statements.
•	First-hand knowledge of investing.
•	Experience in working in highly regulated and complex legal framework.
•	Demonstrated ability to maintain “independence” of management and other service agents while maintaining a constructive working relationship.
•	Ability to be critical, but not confrontational.
•	Demonstrated ability to contribute to Board and committee process.
•	Ability to consider diverse issues and make timely, well-informed decisions.
•	Familiarity with the securities industry.
•	Qualification as an “Audit Committee Financial Expert” (desired but not required).

APPENDIX B

As of the Record Date, the name, address, and share ownership of persons who owned of record or beneficially 5% or more of the outstanding shares of the Fund are set forth below:

Security Cash Fund

Shareholder and Address Security Distributors, Inc. Topeka, KS		Shares Owned 15,571,205.680	% Owned 33.67%

Security Equity Fund

Shareholder and Address Security Distributors, Inc. Topeka, KS		Shares Owned 18,718,611.538	% Owned 18.32%

Security Income Fund

Shareholder and Address Security Distributors, Inc. Topeka, KS		Shares Owned 15,241,737.705	% Owned 25.79%

Security Large Cap Value Fund

Shareholder and Address Security Distributors, Inc. Topeka, KS		Shares Owned 1,689,949.454	% Owned 20.11%

Security Mid Cap Growth Fund

Shareholder and Address Security Distributors, Inc. Topeka, KS		Shares Owned 4,312,242.963	% Owned 23.47%

UMB Bank, n.a.		2,482,108.669	13.51%
Kansas City, MO

Security Benefit Home Office Plans		1,183,074.905	6.44%
Topeka, KS

B-1

APPENDIX C

Security Funds

Audit Committee Charter

1.
The Audit Committee shall be composed entirely of independent directors. Committee members should have a broad business knowledge and an awareness of the investing public. The Committee shall elect one of its members as chairperson.

2.	The purposes of the Audit Committee are:

(a)	to oversee the Funds’ accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

(b)	to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

(c)	to act as a liaison between the Funds’ independent auditors and the full Board of Directors; and

(d)	to nominate individuals to serve as independent directors.

The function of the Audit committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit.

3.	To carry out its purposes, the Audit Committee shall have the following duties and powers:

(a)
to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the manager, and to receive the auditors’ specific representations as to their independence;

(b)
to pre-approve all auditing and permissible non-audit services of the auditor to the Funds. Notwithstanding the foregoing, permissible non-audit services may be provided to a Fund without pre-approval if each of the following 3 conditions is met: (i) the aggregate amount of all such non-audit services provided to the Fund constitutes not more than 5 percent of the total amount of revenues paid by the Fund to the auditor during the fiscal year in which the non-audit services are provided; (ii) such services were not recognized by the Fund at the time of the engagement of the auditor to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee.

(c)
to require of the Funds' auditor that it timely report to the Audit Committee (i) all critical accounting policies and practices to be used; (ii) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management of the Fund, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the auditor; and (iii) other material written communications between the auditor and the management of the Fund, such as any management letter or schedule of unadjusted differences.

(d)
to meet with the Funds’ independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds’ financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iii) to consider the auditors’ comments with respect to the Funds’ financial policies, procedures and internal accounting controls and management’s responses thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and shareholders;

(e)	to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the auditors;

(f)	to review the fees charged by the auditors for audit and non-audit services;

(g)	to investigate improprieties or suspected improprieties in fund operations; and

(h)	to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4.	No Fund shall retain its auditor to perform for it any of the following non-audit services:

(a)	bookkeeping or other services related to the accounting records or financial statements of the Funds;

(b)	financial information systems design and implementation;

(c)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

(d)	actuarial services;

(e)	internal audit outsourcing services;

(f)	management functions or human resources;

(g)	broker or dealer, investment adviser, or investment banking services;

(h)	legal services and expert services unrelated to the audit; and

(i)	any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

5.	The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

6.	The Committee shall regularly meet with the Treasurer of the Funds and with internal auditors, if any, for the management company.

7.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the appropriate Fund(s).

8.
Minutes shall be prepared for all meetings of the Committee and distributed to all of the Security Funds’ directors. The minutes shall be approved at the next meeting of the Committee and shall be maintained by the secretary of the Security Funds with the permanent records of the Security Funds.

9.	The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

Date: November 8, 2002

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

OF
SECURITY FUNDS

AUDIT AND NON-AUDIT SERVICES PRE-APPROVAL POLICY

I.        Introduction

The Audit Committee of the Security Funds (the “Committee”) is required by its charter to pre-approve all audit and non-audit services to be performed for the Security Funds by the funds’ independent auditor in order to ensure that the provision of such services does not impair the auditor’s independence. The Committee has adopted this Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) to assist it with respect to the Committee’s fulfillment of such duty and responsibility.

This Policy sets forth: (i) certain non-audit services that, pursuant to Rule 2-01(c)(4) of Regulation S-X, may not be performed for a fund by its independent auditor; and (ii) procedures for consideration by the Committee of other services as they may be proposed from time-to-time to be performed for a fund by its independent auditor.

II.	Pre-Approval Factors

In determining whether or not to pre-approve a service, and, if so, for what fees and on what terms, the Committee has considered and will consider, among other factors whether performance of the service by the fund’s independent auditor is consistent with auditor independence. A negative determination with respect to this factor should result in the service being disapproved. The Committee will, in connection with the consideration of the auditor independence, consider not only the type of service in question but also the fees and terms for the particular service.

III.	Annual Approval

On an annual basis, the Committee will review and consider whether to pre-approve services to be provided by its independent auditor. The categories of services to be reviewed and considered for approval each year include the following:

Audit Services
▪	Annual Fund financial statement audits
▪	Seed audits (related to new product filings, as required)
▪	SEC and regulatory filings and consents

Audit-Related Services
▪	Accounting consultations
▪	Fund merger/reorganization support services
▪	Other accounting related matters
▪	Agreed upon procedure reports
▪	Attestation reports
▪	Other internal control reports

Tax Services
▪	Tax compliance services related to the filing of amendment of: Federal, state and local income tax compliance Sales and use tax compliance
▪	Timely RIC qualification reviews

▪	Tax distribution analysis and planning
▪	Tax authority examination services
▪	Tax appeals support services
▪	Accounting methods studies
▪	Fund merger support services
▪	Tax consulting services and related projects

IV.     Prohibited Non-Audit Services

The following non-audit services may not be performed for a fund by its independent auditor:

·	bookkeeping or other services related to the accounting or financial statements of the fund;

·	financial information systems design and implementation services;

·	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

·	actuarial services;

·	internal audit outsourcing services;

·	management functions;

·	human resource functions;

·	broker-dealer, investment adviser, or investment banking services;

·	legal services;

·	expert services unrelated to the audit; or

·	any other services the provision of which by the fund’s independent auditor may be prohibited pursuant to applicable law, rules, or regulations.

SEC rules, regulations, and guidance, and where appropriate the legislative history of the Sarbanes-Oxley Act of 2002, should be consulted as necessary to determine the precise scope and applicability of the foregoing prohibited services.

V.      Specific Approval Procedures

Requests or applications for the fund’s independent auditor to provide services to the fund should be submitted to the Committee in care of its Chairperson. Such requests or applications should be submitted in writing, should include reasonably detailed descriptions of the services to be furnished, the periods during which they will be furnished, the estimated fees, and the material terms and conditions upon which such services will be furnished.

Generally, it is expected that the entire Committee annually shall review requests for pre-approval of services to be provided to the Security Funds by the independent auditor in the coming year. In addition, the Committee has pre-approved certain de minimis services, which are defined as services that fall into one of the categories of services listed under Section III above and for which the estimated fees are less than $25,000. For services with estimated fees of $25,000 or more but less than $50,000, the Chairperson is hereby authorized to pre-approve such services on behalf of the Committee; provided, however, that such services fall into one of the categories of services listed under Section III above.

The independent auditors at each regular meeting of the Committee shall provide a report of services that were provided since the last regular meeting of the Committee pursuant to pre-approval by the Chairperson on behalf of the Committee and/or the de minimis services provision above.

VOTE TODAY BY MAIL,
TOUCH-TONE PHONE OR THE INTERNET
CALL TOLL FREE 1-866-437-4667
OR LOG ON TO WWW.MYPROXYONLINE.COM

SECURITY BENEFIT

[LASER FUND NAME HERE]
One Security Benefit Place
Topeka, KS 66636-0001
(Toll-Free) 1-800-888-2461

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS
November 4, 2005

The undersigned hereby appoint(s) Amy J. Lee and Brenda M. Harwood, or either one of them, proxies, each with full power of substitution, to vote and act with respect to all shares which the undersigned is entitled to vote at the meeting of Security Cash Fund, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund and SBL Fund shareholders to be held at the executive offices of the Funds, One Security Benefit Place, Topeka, Kansas 66636, on November 4, 2005 at 1:00 p.m. (local time) and at any adjournment(s) or postponement(s) thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. This proxy card will be voted as instructed. **If no specification is made, the proxy card will be voted "FOR" Proposal 1.**

▼ FOLD AND DETACH HERE ▼

[LASER FUND NAME HERE]
Special Meeting of Shareholders to be held on November 4, 2005

Please vote, date and sign this proxy card and return it promptly in the enclosed envelope. Please indicate your vote by an "x" in the appropriate box below:

(1) Donald A. Chubb	(3) Harry W. Craig	(5) Penny A. Lumpkin	(7) Maynard F. Oliverius
(2) John D. Cleland	(4) Jerry B. Farley	(6) Michael G. Odlum	

FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT (INSERT NUMBER(S))
☐	☐	☐ _____

PLEASE VOTE BY CHECKING THE APPROPRIATE BOX AS IN THIS EXAMPLE [X]

Date: ______________________________, 2005

____
Signature

____
Signature (if held jointly)
This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add titles as such. Joint owners must each sign.